                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K

                           ------------------------

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              September 29, 2000
               Date of Report (Date of earliest event reported)


                         Primecore Mortgage Trust, Inc.
             (Exact name of registrant as specified in its charter)

            Maryland                      0-30507                94-3324992
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

      99 El Camino Real
        Menlo Park, CA                                              94025
(Address of principal offices)                                   (zip code)


                                 (650) 328-3060
              (Registrant's telephone number, including area code)

                           ------------------------

             (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

     On September 29, 2000, the Company's Board of Directors appointed a new director, William E. Whitlow, formerly a managing director with Arthur Andersen LLP in San Francisco and currently an officer with the Company's manager, Primecore Funding Group, Inc., and two advisory directors, effective as of October 1, 2000. The advisory directors are: James M. Barrington, a former partner of Arthur Andersen LLP; and Robert L. Puette, a former executive officer of Centigram, Inc., a publicly held communications technology company headquartered in San Jose, California.

     The Board of Directors also formed an Audit Committee and appointed Messrs. Barrington and Puette as members. Mr. Puette was appointed Chairman of the committee.

     Also, as of October 1, 2000, Michael Heren resigned as Chairman of the Board of Directors, and Mr. Whitlow was elected Chairman of the Board of Directors. As of October 4, 2000, Mr. Heren also resigned as a director and as an officer of the Company.


                                   Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, its authorized agent.

                                           PRIMECORE MORTGAGE TRUST, INC.


                                           By:       /s/   SUSAN FOX
                                              -----------------------------
                                                  Susan Fox, President

Dated: October 20, 2000.